Exhibit 7.01
DISTRIBUTION AND CONTRIBUTION AGREEMENT
This DISTRIBUTION AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of March 7, 2008, is between and among AIC REIT Properties LLC, Apartment Investment and Management Company, AIMCO/Bethesda Employee, L.L.C., AIMCO/Bethesda Holdings, Inc., AIMCO Brookwood, L.P., AIMCO Eagles Nest/Trails of Ashford, LLC, AIMCO-GP, Inc., AIMCO GP LA, L.P., AIMCO Holdings, L.P., AIMCO Holdings QRS, Inc., AIMCO IPLP, L.P., AIMCO/IPT, Inc., AIMCO-LP, Inc., AIMCO LP LA, LP, AIMCO LA QRS, Inc., AIMCO QRS GP, LLC, AIMCO Pavilion G.P., L.L.C., AIMCO Pavilion, L.P., L.L.C., AIMCO Properties, L.P., AIMCO Winchester Village, LLC, Ambassador Apartments, L.P., Ambassador VIII, Inc., Ambassador VIII, L.P., Brookwood Limited Partnership, Cooper River Properties, L.L.C., LAC Properties Operating Partnership, L.P., LAC Properties GP II Limited Partnership, LAC Properties QRS II Inc., Madison River Properties, L.L.C., National Partnership Investments Corp., OAMCO XVII, L.L.C, OAMCO XXII, L.L.C, Oxford Associates ’82 Limited Partnership, Oxford Associates ’84 Limited Partnership, Oxford Equities Corporation, Oxford Holding Corporation, Oxford Investment Corporation, Oxford Managers II Limited Partnership, Oxford Partners X, L.L.C., Oxford Realty Financial Group, Inc., Shelter Realty VI Corporation, Shelter Realty VII Corporation, Shelter VII GP Limited Partnership, and N. Barton Tuck.
RECITAL:
     WHEREAS, the parties desire to make the distributions and contributions set forth in this Agreement as of effective the date of this Agreement;
     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are acknowledged, the parties agree as follows:
     SECTION 1. Defined Terms.
     As used in this Agreement, the following terms have the following meanings unless the context otherwise requires.
“AIC REIT” means AIC REIT Properties LLC.
“AIMCO” means Apartment Investment and Management Company.
“AIMCO/Bethesda” means AIMCO/Bethesda Holdings, Inc.
“AIMCO/Bethesda Employee” means AIMCO/Bethesda Employee, L.L.C.
“AIMCO Bent Tree III” means AIMCO Bent Tree III, L.P.
“AIMCO Brookwood” means AIMCO Brookwood, L.P.
“AIMCO Eagles Nest/Trails of Ashford” means AIMCO Eagles Nest/Trails of Ashford, LLC.

“AIMCO-GP” means AIMCO-GP, Inc.
“AIMCO GP LA” means AIMCO GP LA, L.P.
“AIMCO Holdings” means AIMCO Holdings, L.P.
“AIMCO Holdings QRS” means AIMCO Holdings QRS, Inc.
“AIMCO IPLP” means AIMCO IPLP, L.P.
“AIMCO/IPT” means AIMCO/IPT, Inc.
“AIMCO-LP” means AIMCO-LP., Inc.
“AIMCO LP LA” means AIMCO LP LA, LP.
“AIMCO LA QRS” means AIMCO LA QRS, Inc.
“AIMCO QRS GP” means AIMCO QRS GP, LLC.
“AIMCO Pavilion LLC” means AIMCO Pavilion, L.P., LLC.
“AIMCO Properties” means AIMCO Properties, L.P.
“AIMCO Winchester Village” means AIMCO Winchester Village, LLC.
“Ambassador Apartments” means Ambassador Apartments, L.P.
“Ambassador VIII LP” means Ambassador VIII, L.P.
“Aspen Point Apartments” means Aspen Point Apartments, an apartment complex located in Arvada, Colorado.
“Aspen Point” means Aspen Point, L.P.
“Beacon Hill Apartments” means Beacon Hill Apartments, an apartment complex located in Hillsdale, Michigan.
“Bent Tree Apartments I” means Bent Tree Apartments, Phase I, an apartment complex located in Indianapolis, Indiana.
“Bent Tree Oxford I” means Bent Tree-Oxford Associates Limited Partnership.
“Bent Tree Apartments II” means Bent Tree Apartments, Phase II, an apartment complex located in Indianapolis, Indiana.
“Bent Tree Apartments III” means Bent Tree Apartments, Phase III, an apartment complex located in Indianapolis, Indiana.
“Bent Tree Oxford II” means Bent Tree II-Oxford Limited Partnership.

“Brookwood” means Brookwood Limited Partnership.
“Brookwood Apartments” means Brookwood Apartments, an apartment complex located in Indianapolis, Indiana.
“Brookwood Professional” means Brookwood Professional Center, an office complex located in Indianapolis, Indiana.
“Code” means the Internal Revenue Code of 1986, as amended.
“Cooper River” means Cooper River Properties, L.L.C.
“Eagles Nest Apartments” means Eagles Nest Apartments, an apartment complex located in San Antonio, Texas.
“Governors Park VII” means Governors Park Apartments VII Limited Partnership.
“Governors Park Apartments” means Governor’s Park, an apartment complex located in Fort Collins, Colorado.
“Hillsdale Associates” means Hillsdale Associates Limited Dividend Housing Association.
“LAC Operating” means LAC Properties Operating Partnership, L.P.
“Madison River” means Madison River Properties, L.L.C.
“Mountain Run Apartments” means Mountain Run Apartments, an apartment complex located in Lakewood, Colorado.
“Mountain Run” means Mountain Run, L.P.
“NAPICO” means National Partnership Investments Corp.
“Non Wholly Owned Parties” means Governor’s Park VII and Shelter VI.
“Oxford Equities” means Oxford Equities Corporation.
“Oxford Holding” means Oxford Holding Corporation.
“Oxford Investment” means Oxford Investment Corporation.
“Oxford Managers II” means Oxford Managers II Limited Partnership.
“Oxford Partners X” means Oxford Partners X, L.L.C.
“Oxford 84” means Oxford Associates ’84 Limited Partnership.
“Properties” means, collectively, Aspen Point Apartments, Beacon Hill Apartments, Bent Tree Apartments I, Bent Tree Apartments II, Bent Tree Apartments III, Brookwood Apartments,

Eagles Nest Apartments, Governors Park Apartments, Mountain Run Apartments, Trails of Ashford Apartments, and Village Gardens Apartments.
“Section 351” means Section 351 of the Code.
“Shares” means 100 shares of the common stock of AIMCO/Bethesda.
“Shelter VI” means Shelter Properties VI Limited Partnership.
“Shelter VII” means Shelter Properties VII Limited Partnership.
“Tuck” means N. Barton Tuck, an individual.
“Village Gardens Apartments” means Village Gardens Apartments, an apartment complex located in Fort Collins, Colorado.
“Winchester Village” means Winchester Village Apartments, an apartment complex located in Indianapolis, Indiana.
     SECTION 2. Ownership of the Properties prior to consummation of the transactions contemplated by this Agreement; Power of Attorney. For convenience of reference only, attached as Exhibit A are descriptions of the ownership constituencies of each of the Properties prior to the consummation of the transactions contemplated by this Agreement. To the extent that this Agreement contains one or more errors, regardless of whether or not the corresponding description in Exhibit A was accurate, the parties agree that this Agreement may be amended upon the sole signature of AIMCO Properties, and any amendment will be considered for all purposes to have been in full force and effect as of the date of this Agreement. To this end, each of the other parties to this Agreement grants AIMCO Properties an irrevocable power of attorney to execute and deliver any such amendment in its name, place, and stead as its attorney in fact.
     SECTION 3. Contribution of GP and LP Interests and Properties. Effective the date of this Agreement, the parties make the following distributions and contributions:
(a)	With Respect to the Ownership of Village Gardens Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.6% general partnership interest in Shelter VI to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	With respect to a 27.02% limited partnership interest in Shelter VI:
(i)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(ii)	AIMCO/IPT distributes its 70% share of such interest to AIMCO;

(iii)	AIMCO contributes such 70% share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such 70% share to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 27.02% limited partnership interest in Shelter VI to AIMCO/Bethesda.
3.	With respect to a 7.87% limited partnership interest in Shelter VI:
(i)	Cooper River distributes such interest to AIMCO IPLP;

(ii)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(iii)	AIMCO/IPT distributes its 70% share of such interest to AIMCO;

(iv)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 7.87% limited partnership interest in Shelter VI to AIMCO/Bethesda.
4.	AIMCO Properties contributes a 31.66% limited partnership interest in Shelter VI to AIMCO/Bethesda.

5.	AIMCO Properties contributes to AIMCO/Bethesda all of its right, title, and interest in and to the economics of a 0.4% general partnership interest in Shelter VI held of record by Tuck provided, however, that the general partnership interest itself remains in place.

(b)	With Respect to the Ownership of Governors Park Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Governors Park VII to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to a 12.446% limited partnership interest in Shelter VII:
(i)	Madison River distributes that interest to AIMCO IPLP;

(ii)	AIMCO IPLP distributes 70% of that interest to AIMCO/IPT and 30% of that interest to AIMCO Properties;

(iii)	AIMCO/IPT distributes its 70% interest to AIMCO;

(iv)	AIMCO contributes such 70% interest to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its shares of such 70% interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 12.446% limited partnership interest in Shelter VII to AIMCO/Bethesda.
3.	With respect to a 8.278% limited partnership interest in Shelter VII:
(i)	Cooper River distributes such interest to AIMCO IPLP;

(ii)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(iii)	AIMCO/IPT distributes its 70% share of such interest to AIMCO;

(iv)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 8.278% limited partnership interest in Shelter VII to AIMCO/Bethesda.
4.	With respect to a 1.41% limited partnership interest in Shelter VII:
(i)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(ii)	AIMCO/IPT distributes its 70% share of such interest to AIMCO;

(iii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 1.41% limited partnership interest in Shelter VII to AIMCO/Bethesda.
5.	AIMCO Properties contributes a 41.693% limited partnership interest and all of its economic rights, duties, and liabilities in a 0.6% general partnership interest, in each case in Shelter VII, to AIMCO/Bethesda.

6.	AIMCO Properties contributes all of its economic rights, duties, and liabilities in a 0.4% general partnership interest in Shelter VII held of record by Tuck to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

(c)	With Respect to the Ownership of Brookwood Apartments and Brookwood Professional.

1.	Brookwood will transfer title to the real property and improvements and fixtures commonly known as Winchester Village to AIMCO Winchester Village.

2.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to the membership interests in a 2% general partnership interest in Brookwood to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

3.	With respect to a 98% limited partnership interest in Brookwood:
(i)	AIMCO Brookwood distributes 99.99% of such interest to AIMCO Properties and 0.1% of such interest to AIMCO Holdings;

(ii)	AIMCO Holdings distributes 98% of its interest to AIMCO Properties and 2% of such interest to AIMCO Holdings QRS;

(iii)	AIMCO Holdings QRS distributes its share of such interest to AIMCO;

(iv)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 98% limited partnership interest in Brookwood to AIMCO/Bethesda.
(d)	With Respect to the Ownership of Aspen Point Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.9% general partnership interest in Aspen Point to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to a 0.1% limited partnership interest in Aspen Point:
(i)	AIMCO Holdings distributes 98% of such interest to AIMCO Properties and 2% of such interest to AIMCO Holdings QRS;

(ii)	AIMCO Holdings QRS distributes its interest to AIMCO;

(iii)	AIMCO contributes such interest to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 0.1% limited partnership interest in Aspen Point to AIMCO/Bethesda.
3.	With respect to a 99% limited partnership interest in Aspen Point:
(i)	AIMCO Pavilion LLC distributes such interest to AIMCO Properties; and

(ii)	AIMCO Properties contributes the entire 99% limited partnership interest in Aspen Point to AIMCO/Bethesda.
(e)	With Respect to the Ownership of Mountain Run Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.9% general partnership interest in Mountain Run to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to a 0.1% limited partnership interest in Mountain Run:
(i)	AIMCO Holdings distributes 98% of such interest to AIMCO Properties and 2% of such interest to AIMCO Holdings QRS;

(ii)	AIMCO Holdings QRS distributes its interest to AIMCO;

(iii)	AIMCO contributes such interest to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 0.1% limited partnership interest in Mountain Run to AIMCO/Bethesda.
3.	With respect to a 99% limited partnership interest in Mountain Run:
(i)	AIMCO Pavilion LLC distributes such interest to AIMCO Properties; and

(ii)	AIMCO Properties contributes the entire 99% limited partnership interest in Mountain Run to AIMCO/Bethesda.
(f)	With Respect to the Ownership of Eagle Nest Apartments.

1.	Ambassador VIII LP will transfer title to Eagles Nest Apartments to AIMCO Eagles Nest/Trails of Ashford.

2.	AIMCO Properties will contribute all of the membership interests in AIMCO Eagles Nest/Trails of Ashford to AIMCO/Bethesda.

(g)	With Respect to the Ownership of Beacon Hill Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Hillsdale Associates to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to a 99% limited partnership interest in Hillsdale Associates:
(i)	LAC Operating distributes 1% of such interest to AIMCO GP LA, and AIMCO GP LA distributes (i) 1% of such interest to AIMCO-GP and AIMCO-GP contributes its share of such interest to AIMCO Properties; and (ii) 99% of such interest to AIMCO Properties;

(ii)	LAC Operating distributes 11.27% of such interest to AIMCO LP LA, and AIMCO LP LA distributes (i) 1% of such interest to AIMCO LA QRS, which distributes such interest to AIMCO, which distributes such interest to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement; and each of AIMCO-GP and AIMCO-LP distributes its share of such interest to AIMCO Properties, and (ii) distributes 99% of such interest to AIMCO Properties;

(iii)	LAC Operating distributes 2.93% of such interest to AIC REIT, which distributes (i) 0.1% of such interest to NAPICO, which distributes such interest to AIMCO/Bethesda, and (ii) 99.9% of such interest to AIMCO Properties;

(iv)	LAC Operating distributes 84.8% of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the 98.71% limited partnership interest in Hillsdale Associates to AIMCO/Bethesda.
(h)	With Respect to the Ownership of Bent Tree Apartments I.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 2.66% general partnership interest in Bent Tree Oxford I to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 97.34% limited partnership interest in Bent Tree Oxford I to AIMCO/Bethesda.

3.	AIMCO Properties contributes any and all other equity interests including, without limitation, any preferred limited partnership interest or special limited partnership interest, it directly or indirectly owns in Bent Tree Oxford I to AIMCO/Bethesda.

(i)	With Respect to the Ownership of Bent Tree Apartments II.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 4.51% general partnership interest in Bent Tree Oxford II to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 30.3% limited partnership interest in Bent Tree Oxford II to AIMCO/Bethesda.

3.	With respect to a 1.2% limited partnership interest in Bent Tree Oxford II, Oxford Managers II distributes (i) 0.01% of such interest to Oxford Equities, which distributes such interest to Oxford Holding, which distributes such interest to AIMCO/Bethesda, (ii) 0.99% of such interest to AIMCO/Bethesda Employee, which distributes such interest to AIMCO Properties, which contributes such interest to AIMCO/Bethesda, and (iii) 99% of such interest to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.

4.	Oxford Investment distributes a 0.3% limited partnership interest in Bent Tree Oxford II to Oxford Holding, which distributes such interest to AIMCO/Bethesda.

5.	Oxford Partners X distributes a 0.6% limited partnership interest in Bent Tree Oxford II to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.

6.	With respect to a 1.35% special limited partnership interest in Bent Tree Oxford II, Oxford 84 distributes (i) 0.01% of such special limited partnership interest to Oxford Equities, which distributes such interest to Oxford Holding, which distributes such interest to AIMCO/Bethesda, (ii) 1% of such special limited partnership interest to AIMCO Bethesda Employee, which distributes such interest to AIMCO Properties, which contributes such interest to AIMCO/Bethesda, and (iii) 98.99% of such special limited partnership interest to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.

7.	AIMCO Properties contributes a 2.79% special limited partnership interest in Bent Tree Oxford II to AIMCO/Bethesda.

(j)	With Respect to the Ownership of Bent Tree Apartments III.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.1% general partnership interest in AIMCO Bent Tree III to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.9% limited partnership interest in AIMCO Bent Tree III to AIMCO/Bethesda.

(k)	Consideration. In exchange for the partnership and membership interests and property contributed to it pursuant to this Agreement, AIMCO/Bethesda will issue the Shares to AIMCO Properties. In this regard, AIMCO Properties represents and warrants:

(i)	It is acquiring the Shares in a transaction not involving any public offering, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Shares and is able to bear the economic risk of a loss of an investment in the Shares;

(iii)	It is not acquiring any Shares with a view to the distribution of the Shares or any present intention of offering or selling any of the Shares in a transaction that would violate the Securities Act or the securities laws of any state or any other applicable jurisdiction;

(iv)	It is not relying on AIMCO/Bethesda (or any agent, representative or affiliate of AIMCO/Bethesda) with respect to legal, tax, accounting, financial and other economic considerations involved in connection with the transactions contemplated by this Agreement, including an investment in Shares; and

(v)	AIMCO Properties has carefully considered and has, to the extent necessary, sought legal, tax, accounting, financial and other advice with respect to the suitability of its investment in the Shares.
AIMCO Properties acknowledges and agrees that the Shares are not, and may never be, registered under the Securities Act. In addition, AIMCO/Bethesda guarantees payment of all loans from AIMCO Properties or any of its wholly owned affiliates to any of the Properties or the owners of any of the Properties.

(l)	Tax Treatment. The parties intend and agree to treat the contributions provided for in this Agreement as a non-recognition transaction pursuant to Section 351. Each of the parties agrees to execute and deliver such other agreements, documents, and instruments, and to take all such further actions, as may be reasonably necessary to cause the transactions contemplated by this Agreement to comply with Section 351.

(m)	Approvals and Consents. Each of the parties agrees to use all commercially reasonable efforts to obtain all consents, approvals, orders, licenses, certificates, and permits of or from, and to make all declarations and filings with: any partner, member, shareholder, or stockholder; any federal, state, local or other governmental authority; or any court or other tribunal, domestic or foreign, in each case required or desirable in connection with the contribution to AIMCO/Bethesda of any full general partnership interest, the economic rights, duties, and liabilities of which have been contributed to AIMCO/Bethesda pursuant to this Agreement. Each of the parties except for the Non-Wholly Owned Parties hereby irrevocably waives all notices, consents, approvals, orders, licenses, certificates, permits, declarations, filings, and compliance with agreements, documents, or other instruments to which any is a part or to which the assets of any are subject in connection with the consummation of the transactions contemplated by this Agreement, in each case to the fullest extent permitted by applicable law.

SECTION 4. Miscellaneous.

(a)	Further Assurances. Each of the parties agrees to execute and deliver all such further documents and take all such further actions as shall be necessary, desirable or expedient to consummate the transactions contemplated by this Agreement.

(b)	Entire Agreement. This Agreement, together with the exhibits to this Agreement, constitutes the entire agreement and understanding among the parties as to the subject matter of this Agreement and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter of this Agreement.

(c)	Severability. The unenforceability or invalidity of any provision of this Agreement in any jurisdiction will not, as to that jurisdiction, render any other provision of this Agreement unenforceable or invalid or, as to any and all other jurisdictions, render any provision of this Agreement unenforceable or invalid.

(d)	Assignment; Power of Attorney. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns, but will not confer any benefit upon any person or entity other than the parties and their respective successors and permitted assigns. This Agreement may not be assigned by any party without the prior written consent of AIMCO Properties, and this Agreement may be assigned by any party, in whole or in part, at the direction of and upon the sole signature of AIMCO Properties, and to this end, each of the other parties to this Agreement grant AIMCO Properties an irrevocable power of attorney to execute and deliver any such assignment in its name, place, and stead as its attorney in fact.

(e)	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the conflict of laws principles thereof.

(f)	Counterparts. This Agreement may be executed in counterparts, each of which is an original, but all of which will be considered one and the same original.

     To memorialize their agreement, each of the parties has executed this Agreement in all capacities pertinent to the transactions contemplated by this Agreement as of the date of this Agreement.

AIC REIT Properties LLC By: AIMCO Properties, L.P., Managing Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Apartment Investment and Management Company
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/Bethesda Employee, L.L.C. By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/Bethesda Holdings, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Brookwood, L.P. By: AIMCO Holdings, Inc., General Partner By: AIMCO Holdings QRS., Inc., General
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Eagles Nest/Trails of Ashford, LLC By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO-GP, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO GP LA, L.P. By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Holdings, L.P. By: AIMCO Holdings QRS, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Holdings QRS, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO IPLP, L.P. By: AIMCO/IPT, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/IPT, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO-LP., Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO LP LA, LP By: AIMCO LA QRS, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO LA QRS, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO QRS GP, LLC. By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Pavilion G.P., L.L.C. By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Pavilion, L.P., L.L.C. By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Properties, L.P. By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Ambassador Apartments, L.P. By: AIMCO QRS GP, LLC, General Partner By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Winchester Village, LLC By: AIMCO Properties, L.P., Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Ambassador VIII, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Ambassador VIII, L.P. By: Ambassador VIII, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Cooper River Properties, L.L.C. By: AIMCOO IPLP, L.P., Member By: AIMCO/IPT, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

LAC Properties Operating Partnership, L.P. By: AIMCO GP LA, L.P., General Partner By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

LAC Properties GP II Limited Partnership By: LAC Properties QRS II Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

LAC Properties QRS II Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Madison River Properties, L.L.C. By: AIMCO IPLP, L.P., Member By: AIMCO/IPT, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

National Partnership Investments Corp.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

OAMCO XVII, L.L.C. By: Oxford Realty Financial Group, Inc., Managing Member
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

OAMCO XXII, L.L.C. By: Oxford Realty Financial Group, Inc., Managing Member
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Associates ’82 Limited Partnership By: Oxford Equities Corporation, Managing General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Associates ’84 Limited Partnership By: Oxford Equities Corporation, General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Equities Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Holding Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Investment Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Managers II Limited Partnership By: Oxford Equities Corporation, Managing General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Partners X, L.L.C. By: AIMCO Properties, Member By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Oxford Realty Financial Group, Inc.,
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Shelter Realty VI Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Shelter Realty VII Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Shelter VII GP Limited Partnership By: Shelter Realty VII Corporation, General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

N. Barton Tuck, an individual By: AIMCO Properties, L.P., Attorney in Fact By: AIMCO-GP, Inc., General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

EXHIBIT A
Descriptions of Ownership Constituencies Prior To Consummation of the Transactions
Contemplated by the Agreement